UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

THE NASDAQ OMX GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from the Annual Report on Form 10-K of The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) for the year ended December 31, 2008, filed on February 27, 2009, formatted in XBRL (Extensible Business Reporting Language):

(i)	the Consolidated Statements of Operations—Year Ended December 31, 2008, 2007 and 2006;

(ii)	the Consolidated Balance Sheets—December 31, 2008 and December 31, 2007;

(iii)	the Consolidated Statements of Cash Flows—Year Ended December 31, 2008, 2007 and 2006

(iv)	the Consolidated Statements of Changes in Stockholders’ Equity—Year Ended December 31, 2008, 2007 and 2006; and

(v)	the Notes to the Consolidated Financial Statements, tagged as blocks of text.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of NASDAQ OMX. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
100	The following materials from NASDAQ OMX’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 27, 2009, are formatted in XBRL and furnished as exhibits to this report:

(i)	the Consolidated Statements of Operations—Year Ended December 31, 2008, 2007 and 2006;

(ii)	the Consolidated Balance Sheets—December 31, 2008 and December 31, 2007;

(iii)	the Consolidated Statements of Cash Flows—Year Ended December 31, 2008, 2007 and 2006

(iv)	the Consolidated Statements of Changes in Stockholders’ Equity—Year Ended December 31, 2008, 2007 and 2006; and

(v)	the Notes to the Consolidated Financial Statements, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2009	THE NASDAQ OMX GROUP, INC.

	By:	/s/ David P. Warren
David P. Warren
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 100.INS	XBRL Instance Document

Exhibit 100.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.DEF	XBRL Taxonomy Extension Definition Linkbase

Exhibit 100.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document